Exhibit (16)

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marc O. Mayer, Andrew L. Gangolf, Emilie D. Wrapp, Nancy Hay, Stephen J. Laffey and Christina Morse, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-14 of ACM Income Fund, Inc. and Alliance World Dollar Government Fund II, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                                          /s/ David H. Dievler
                                                          --------------------
                                                              David H. Dievler



Dated:  September 13, 2006

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marc O. Mayer, Andrew L. Gangolf, Emilie D. Wrapp, Nancy Hay, Stephen J. Laffey and Christina Morse, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-14 of ACM Income Fund, Inc. and Alliance World Dollar Government Fund II, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.




                                                          /s/ John H. Dobkin
                                                          ------------------
                                                              John H. Dobkin



Dated:  September 13, 2006

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marc O. Mayer, Andrew L. Gangolf, Emilie D. Wrapp, Nancy Hay, Stephen J. Laffey and Christina Morse, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-14 of ACM Income Fund, Inc. and Alliance World Dollar Government Fund II, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.




                                                          /s/ Michael J. Downey
                                                          ---------------------
                                                              Michael J. Downey



Dated:  September 13, 2006

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marc O. Mayer, Andrew L. Gangolf, Emilie D. Wrapp, Nancy Hay, Stephen J. Laffey and Christina Morse, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-14 of ACM Income Fund, Inc. and Alliance World Dollar Government Fund II, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.




                                                      /s/ William H. Foulk, Jr.
                                                      -------------------------
                                                          William H. Foulk, Jr.



Dated:  September 13, 2006

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marc O. Mayer, Andrew L. Gangolf, Emilie D. Wrapp, Nancy Hay, Stephen J. Laffey and Christina Morse, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-14 of ACM Income Fund, Inc. and Alliance World Dollar Government Fund II, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                                          /s/ D. James Guzy
                                                          -----------------
                                                              D. James Guzy



Dated:  September 13, 2006

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marc O. Mayer, Andrew L. Gangolf, Emilie D. Wrapp, Nancy Hay, Stephen J. Laffey and Christina Morse, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-14 of ACM Income Fund, Inc. and Alliance World Dollar Government Fund II, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.





                                                          /s/ Nancy P. Jacklin
                                                          --------------------
                                                              Nancy P. Jacklin

Dated:  September 13, 2006

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marc O. Mayer, Andrew L. Gangolf, Emilie D. Wrapp, Nancy Hay, Stephen J. Laffey and Christina Morse, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-14 of ACM Income Fund, Inc. and Alliance World Dollar Government Fund II, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                                     /s/ Marshall C. Turner Jr.
                                                     --------------------------
                                                         Marshall C. Turner Jr.


Dated:  September 13, 2006

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marc O. Mayer, Andrew L. Gangolf, Emilie D. Wrapp, Nancy Hay, Stephen J. Laffey and Christina Morse, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-14 of ACM Income Fund, Inc. and Alliance World Dollar Government Fund II, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.





                                                          /s/ Marc O. Mayer
                                                          -----------------
                                                              Marc O. Mayer



Dated:  September 13, 2006